UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 28, 2012

VERTICAL HEALTH SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	000-23201	59-3635262
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

7760 France Avenue South, 11th Floor

Minneapolis, Minnesota 55435

(Address of principal executive offices) (Zip Code)

(612) 568-4210

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 28, 2012, Vertical Health Solutions, Inc. doing business as OnPoint Medical Diagnostics (the “Company”) entered into a promissory note conversion agreement (the “Conversion Agreement”) with certain of its existing promissory note holders to (i) amend the Company’s 12% promissory notes maturing November 21, 2013 (the “November 2013 Notes”) and 15% promissory notes maturing December 30, 2013 (the “December 2013 Notes”, together with the November 2013 Notes, the “Notes”) to permit the holders of such Notes to convert the outstanding principal and interest under such Notes into unregistered shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) at a conversion price of $0.25 per share, and (ii) effect the conversion of such Notes. Immediately following the amendment of the November 2013 Notes, holders of $100,000 of November 2013 Notes have converted their November 2013 Notes into 439,189 shares of Common Stock. Immediately following the amendment of the December 2013 Notes, holders of $165,000 of December 2013 Notes have converted their December 2013 Notes into 534,047 shares of Common Stock. As of September 28, 2012, there are no November 2013 Notes or December 2013 Notes outstanding.

The securities were issued pursuant to the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D promulgated thereunder. The Company relied on the following facts in making such exemption available: (i) the offer and sale of these securities was made solely to accredited investors and therefore did not exceed the maximum purchaser limitation or violate the general solicitation rules; and (ii) all of the securities have the status of securities acquired in a transaction under Section 4(2) of the Securities Act and cannot be resold without registration or an exemption therefrom.

The Conversion Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The foregoing is only a brief description of the material terms of the Conversion Agreement and does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to such exhibit.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated in this Item 3.02 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Form of Conversion Agreement, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vertical Health Solutions, Inc.

By:	/s/ WILLIAM CAVANAUGH
Name:	William Cavanaugh
Title:	President and Chief Executive Officer

Date: October 4, 2012